Vanguard Emerging Markets Select Stock Fund

Summary Prospectus

February 26, 2014

Investor Shares

Vanguard Emerging Markets Select Stock Fund Investor Shares (VMMSX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
February 26, 2014, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also obtain this information at no cost by calling 800-662-7447 or by sending an e-mail request to
online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee (for certain fund account balances below $10,000)	$20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.62%
12b-1 Distribution Fee	None
Other Expenses	0.32%
Total Annual Fund Operating Expenses	0.94%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$96	$300	$520	$1155

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 54%.

Primary Investment Strategies

The Fund invests mainly in equity securities of companies located in emerging markets. The Fund invests in small-, mid-, and large-capitalization companies and is expected to diversify its assets among companies located in emerging markets around the world. Under normal circumstances, at least 80% of the Fund’s assets will be invested in common stocks of companies located in emerging markets. A company is considered to be located in an emerging market if it is organized under the laws of, or has a principal office in, an emerging country; has a class of securities whose principal securities market is in an emerging country; derives 50% or more of its total revenue from goods produced, sales made, or services provided in one or more emerging countries; or maintains 50% or more of its assets in one or more emerging countries. The Fund uses multiple investment advisors.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of global stock markets. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stocks can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

• Emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, regulatory, and accounting systems; and greater political, social, and economic instability than developed markets.

• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.

• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.

• Investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from global stock markets. Small-, mid-, and large-cap stocks each tend to go through cycles of doing better—or worse—than other segments of the stock market or the global market in general. These periods have, in the past, lasted for as long as several years. Historically, small- and mid-cap stocks have been more volatile in price than large-cap stocks.

• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investment in the financial sector subjects the Fund to proportionately higher exposure to the risks of this sector.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of the Fund‘s benchmark index and another comparative index, which have investment characteristics similar to those of the Fund. Effective August 1, 2013, the Fund began using the FTSE Emerging Index as its benchmark index. FTSE Emerging Index returns are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts. MSCI Emerging Markets Index returns are adjusted for withholding taxes. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Emerging Markets Select Stock Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.92% (quarter ended March 31, 2012), and the lowest return for a quarter was –8.75% (quarter ended June 30, 2012).

Average Annual Total Returns for Periods Ended December 31, 2013
		Since
		Inception
		(Jun. 27,
	1 Year	2011)
Vanguard Emerging Markets Select Stock Fund Investor Shares
Return Before Taxes	0.99%	0.81%
Return After Taxes on Distributions	0.67	0.63
Return After Taxes on Distributions and Sale of Fund Shares	0.81	0.68
Comparative Indexes
(reflect no deduction for fees or expenses)
FTSE Emerging Index	–3.85%	–2.06%
MSCI Emerging Markets Index	–2.60	–3.98

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisors

M&G Investment Management Limited (M&G) Oaktree Capital Management, L.P. (Oaktree) Pzena Investment Management, LLC (Pzena)

Wellington Management Company, LLP (Wellington Management)

Portfolio Managers

Matthew Vaight, UKSIP, Portfolio Manager at M&G. He has managed a portion of the Fund since its inception in 2011.

Frank J. Carroll III, Managing Director and co-head of Emerging Markets Equities at Oaktree. He has co-managed a portion of the Fund since its inception in 2011.

Timothy D. Jensen, Managing Director and co-head of Emerging Markets Equities at Oaktree. He has co-managed a portion of the Fund since its inception in 2011.

Caroline Cai, CFA, Principal of Pzena. She has co-managed a portion of the Fund since its inception in 2011.

Allison Fisch, Principal of Pzena. She has co-managed a portion of the Fund since its inception in 2011.

John P. Goetz, Managing Principal and co-Chief Investment Officer of Pzena. He has co-managed a portion of the Fund since its inception in 2011.

Cheryl M. Duckworth, CFA, Senior Vice President and Associate Director, Global Industry Research of Wellington Management. She has managed a portion of the Fund since its inception in 2011.

Purchase and Sale of Fund Shares

The Fund is available for purchase by retail investors who invest directly with Vanguard, or who invest through a Vanguard brokerage account, and by institutional investors who invest directly with Vanguard, as well as by retirement plans for which Vanguard provides recordkeeping services.The Fund is generally not available to financial intermediaries, such as a bank, a broker, or an investment advisor or to Section 529 plans. Eligible investors may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739 for investors in nonretirement accounts and IRAs, 800-523-1188 for participants in employer-sponsored plans, or 888-809-8102 for institutional clients who invest directly with Vanguard).The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Investor Shares
To open and maintain an account	$3,000
To add to an existing account	Generally $100 (other than by Automatic Investment
Plan, which has no established minimum)

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisors do not pay financial intermediaries for sales of Fund shares.

Vanguard Emerging Markets Select Stock Fund—Fund Number 752

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© 2014 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SP 752 022014